UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

STRIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Strive, Inc. (“Strive” or the “Company”) is filing this Current Report on Form 8-K solely to provide certain information relating to the pending merger transaction involving Strive and Semler Scientific, Inc., a Delaware corporation (“Semler Scientific”). As previously disclosed in its Current Report on Form 8-K filed on September 22, 2025, Strive entered into an Agreement and Plan of Merger (the “Merger Agreement”) on September 22, 2025 with Semler Scientific. The Merger Agreement, which was unanimously approved on September 21, 2025 by both the board of directors of Strive and the board of directors of Semler Scientific, provides for an all-stock acquisition by Strive of Semler Scientific upon the terms and subject to the conditions set forth therein.

This Item 8.01 contains:

1.	Historical financial statements of Semler Scientific filed in accordance with Rule 3-05 of Regulation S-X, included as Exhibits 99.1 and 99.2, which are incorporated herein by reference;

2.	Unaudited pro forma combined consolidated financial information of Strive and Semler Scientific in accordance with Article 11 of Regulation S-X giving effect to certain pro forma adjustments related to the pending merger transaction as if it were completed on January 1, 2024 as it relates to the unaudited pro forma combined consolidated statement of operations, and as if it were completed on June 30, 2025 as it relates to the unaudited pro forma combined consolidated balance sheet, included as Exhibit 99.3 hereto, which is incorporated herein by reference; and

3.	Supplementary risk factors related to the pending merger transaction, included as Exhibit 99.4, which is incorporated herein by reference.

The pro forma information and related notes have been prepared for illustrative purposes only, based upon applicable rules of the Securities and Exchange Commission. The pro forma information does not purport to be indicative of what the combined company’s consolidated financial position or results of operations actually would have been had the pending merger transaction been completed as of the dates indicated. In addition, the unaudited pro forma combined condensed financial information does not purport to project the future financial position or operating results of the combined company. The pro forma adjustments, which are subject to uncertainties, are based on the information available at the time of the preparation of these pro forma financial statements and on the basis of certain assumptions and estimates. The pro forma financial information should be read, if at all, with the related qualifications and other notes set forth in Exhibit 99.3.

This Report does not modify or update the consolidated financial statements of Strive included in the Company’s periodic reports. The historical financial statements of Semler Scientific included as Exhibits 99.1 and 99.2 hereto were prepared by Semler Scientific and previously disclosed by Semler Scientific in its periodic reports; it has not been independently validated or reviewed by Strive.

***

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.  Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company's future financial performance, the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses.  Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project," "predict," "potential," "assume," "forecast," "target," "budget," "outlook," "trend," "guidance," "objective," "goal," "strategy," "opportunity," and "intend," as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events.  Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements.  Such risks, uncertainties and assumptions, include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Strive and Semler Scientific to terminate the merger agreement between Strive and Semler Scientific;

●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

●	the diversion of management's attention from ongoing business operations and opportunities;

●	dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;

●	potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

●	changes in Strive’s or Semler Scientific’s share price before closing; and

●	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements.  Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company's results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements.  Additional factors that could cause results to differ materially from those described above can be found in Strive’s current report on Form 8-K filed with the Securities and Exchange Commission (the SEC) on September 12, 2025 (including the documents incorporated by reference therein), Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.  The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations.  Investors are cautioned not to rely too heavily on any such forward-looking statements.  Forward-looking statements speak only as of the date they are made and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Strive intends to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") to register the Class A common stock to be issued by Strive in connection with the proposed transaction and that will include an information statement of Strive, proxy statement of Semler Scientific and a prospectus of Strive (the "Information Statement/Proxy Statement/Prospectus"), and each of Strive and Semler Scientific may file with the SEC other relevant documents concerning the proposed transaction.  A definitive Information Statement/Proxy Statement/Prospectus will be sent to the stockholders of Semler Scientific to seek their approval of the proposed transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF SEMLER SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, SEMLER SCIENTIFIC AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Information Statement/Proxy Statement/Prospectus, as well as other filings containing information about Strive and Semler Scientific, may be obtained, free of charge, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Strive by accessing Strive’s website at https://investors.strive.com/. Copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Strive’s Investor Relations department at 200 Crescent Court, Suite 1400, Dallas, Texas 75201 or by calling (855) 427-7360 or by submitting an inquiry at https://investors.strive.com/ir-resources/contact-ir. Copies of the documents filed with the SEC by Semler Scientific will be available free of charge on Semler Scientific’s website at https://ir.semlerscientific.com/. The information on Strive’s or Semler Scientific’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, Semler Scientific and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Semler Scientific in connection with the proposed transaction.  Information about the interests of the directors and executive officers of Strive and Semler Scientific and other persons who may be deemed to be participants in the solicitation of stockholders of Semler Scientific in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Information Statement/Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.  Information about the directors and executive officers of Semler Scientific, their ownership of Semler Scientific common stock, and Semler Scientific’s transactions with related persons is set forth in the section entitled "INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE," "EXECUTIVE OFFICERS," "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," “DIRECTOR COMPENSATION,” and "TRANSACTIONS WITH RELATED PERSONS" included in Semler Scientific’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on July 17, 2025. Additional information regarding ownership of Semler Scientific’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001554859. Information about the directors and executive officers of Strive is contained in Strive’s Current Report on Form 8-K filed with the SEC on September 15, 2025, Strive’s Current Report on Form 8-K filed with the SEC on September 12, 2025 and under “Meet the Leadership Team” accessed through the “About Us” link on Strive’s website at https://strive.com/team. Additional information regarding ownership of Strive’s securities by its directors and executive officers  is included in such persons’ SEC filings on Forms 3 or 4 which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=1920406. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

As mentioned under Item 8.01 above, Strive is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, the audited consolidated financial statements of Semler Scientific as of December 31, 2024 and 2023, and for each of the two fiscal years in the period ended December 31, 2024, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, (ii) as Exhibit 99.2, the interim unaudited condensed consolidated financial statements of Semler Scientific as of June 30, 2025 and for the three and six months ended June 30, 2025 and June 30, 2024, together with the notes related thereto; and (iii) as Exhibit 23.1, the consent of BDO USA, P.C., independent registered public accounting firm of Semler Scientific.

(b) Pro Forma Financial Information

As mentioned under Item 8.01 above, Strive is filing as Exhibit 99.3 to this Current Report on Form 8-K, the unaudited pro forma combined consolidated financial statements of Strive and Semler Scientific giving effect to certain pro forma adjustments related to the pending merger transaction between Strive and Semler Scientific as if it were completed on January 1, 2024 as it relates to the unaudited pro forma combined consolidated statement of operations, and as if it were completed on June 30, 2025 as it relates to the unaudited pro forma combined consolidated balance sheet.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm to Semler Scientific, Inc.
99.1	Audited consolidated financial statements of Semler Scientific, Inc. as of December 31, 2024 and 2023, and for each of the two fiscal years in the period ended December 31, 2024, and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages F-1 to F-30 of Semler Scientific, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (SEC File No. 001-36305), filed with the SEC on February 28, 2025)
99.2	Interim unaudited condensed consolidated financial statements of Semler Scientific, Inc. as of June 30, 2025 and 2024, and for the three and six months ended June 30, 2025 and June 30, 2024, and the notes related thereto (incorporated by reference to pages 1 to 28 of Semler Scientific, Inc.’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2025 (SEC File No. 001-36305), filed with the SEC on August 4, 2025)
99.3	Unaudited pro forma condensed combined financial statements (a) as of and for the six months ended June 30, 2025 and (b) for the year ended December 31, 2024
99.4	Supplementary risk factors related to the pending merger transaction
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2025	Strive, Inc.

/s/ Matthew Cole
	Name:	Matthew Cole
	Title:	Chief Executive Officer